Exhibit 99.1

               PeopleSoft Reports Third Quarter Results

   Record Revenue of $624 Million, EPS Exceeds Guidance by 7 Cents

    PLEASANTON, Calif.--(BUSINESS WIRE)--Oct. 23, 2003--PeopleSoft, Inc. (Nasdaq:PSFT) today announced its third quarter 2003 financial results. Total revenue for the quarter was a record $624 million, significantly above the Company's guidance of $575-$590 million. License revenue was $160 million, exceeding the Company's guidance of $135 - $150 million. Professional services revenue was $229 million and maintenance revenue was $235 million. Excluding the impact of purchase accounting adjustments, PeopleSoft reported Q3 pro forma earnings per share of $0.17, exceeding the Company's guidance of $0.10
- $0.11 per share.
    The third quarter GAAP results include purchase accounting adjustments relating to the acquisition of J.D. Edwards & Company, including the revenue impact of the deferred maintenance write-down, amortization of capitalized software and intangible assets, the write-off of purchased in process research and development, and restructuring charges. Including these charges, the Company reported a GAAP loss per share of ($0.02), significantly better than the Company's guidance of a loss of ($0.09) - ($0.10) per share.
    At September 30, 2003, the Company's cash and investment balances were $1.6 billion. The Company's cash flow from operations in the third quarter was $119 million. Days Sales Outstanding (DSO) for the quarter ended September 30, 2003 was 61 days.

    Management Commentary

    "Our financial results really speak for themselves," said Craig A. Conway, PeopleSoft president and CEO. "What you see in our financial performance is just the beginning of the benefits of the combination of PeopleSoft and J.D. Edwards."

    Customer Wins

    Leading organizations around the world continue to choose PeopleSoft applications to move their business processes on line and operate in real time. During the quarter, organizations that purchased PeopleSoft's industry leading applications included: Aerospace Testing Alliance, BPB UK Limited, Cargill, Department of Human Services Australia, Dolby Laboratories, D.R. Horton, Electrolux Home Products, Florida Dept. of Financial Services, Hobby Lobby Stores, Kaiser Permanente, Koninklijke KPN N.V., London Health Sciences Centre, Manpower, Memec, Merck, Metro-North Commuter Railroad, New Zealand Milk, Papa John's International, Pfizer, Republic of Trinidad and Tobago, Siemens, SmithKline Beecham, Transocean Offshore Deepwater Drilling, Tredegar, University of Cambridge, U.S. Department of Housing and Urban Development, Wackenhut, and Wells Fargo Bank.

    Non-GAAP Financial Measures

    The Company has used non-GAAP pro forma financial measures, excluding adjustments related to purchase accounting and restructuring costs, in analyzing financial results because they provide meaningful information regarding the Company's operational performance and facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results.
    The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency. Wherever non-GAAP financial measures have been included in this press release, the Company has reconciled them in the table below to their GAAP counterparts.
    These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
    The following table reconciles the non-GAAP financial measure used with GAAP:
-0-
*T
          Reconciliation of Q3 Pro Forma EPS to Q3 GAAP EPS

                                                  Actual   Guidance
                                                  ------ -------------

Q3 Pro Forma EPS                                   $.17   $.10 - $.11

Revenue impact of deferred maintenance
   write-down                                     ($.09)        ($.09)

Amortization of capitalized software
   and intangible assets                          ($.04) ($.04 - $.05)

In process research and development
   write-off                                      ($.04)        ($.04)

Restructuring charges                             ($.02) ($.02 - $.03)

                                                  ------ -------------
Q3 GAAP EPS                                       ($0.2) ($.09 - $.10)
                                                  ====== =============
*T

    Company to Host Conference Call

    PeopleSoft will host a conference call today, October 23, 2003, at 5:00 a.m. PT/8:00 a.m. ET to discuss the quarterly results. A live audio-only web cast of the call will be made available in the Investor Relations section of the Company's web site at www.peoplesoft.com. A replay of the call will be made available for seven days following the call and will be accessible on the company's web site.

    About PeopleSoft

    PeopleSoft (Nasdaq: PSFT) is the world's second largest provider of enterprise application software with 12,000 customers in more than 25 industries and 150 countries. For more information, visit us at www.peoplesoft.com.

    PeopleSoft and the PeopleSoft logo are registered trademarks of PeopleSoft, Inc. All other company and product names may be trademarks of their respective owners. Copyright (C) 2003 PeopleSoft, Inc. All rights reserved.

    Forward-Looking Statements

    Statements made in this press release that state the Company's or management's intentions, beliefs, expectations, or predictions for the future are forward-looking statements. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward looking-statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. The specific forward-looking statements relate to such matters as the impact of the Company's combination with J.D. Edwards and the combined Company's projected financial performance. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include: our ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies, economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenues from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission. Please refer to the Company's current annual report on Form 10-K and quarterly report on Form 10-Q for more information on the risk factors that could cause actual results to differ.

    Additional Information

    PeopleSoft has filed a Solicitation/Recommendation Statement on
Schedule 14D-9. Stockholders should read this document and any amendments thereto because they contain important information. These filings can be obtained without charge at www.sec.gov and at www.peoplesoft.com.


                           PEOPLESOFT, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                              (unaudited)


                            THREE MONTHS ENDED    NINE MONTHS ENDED
                               SEPTEMBER 30,        SEPTEMBER 30,
                            ------------------- ---------------------
                              2003      2002      2003       2002
                            --------- --------- ---------- ----------
Revenues:
     License fees           $160,459  $121,616   $353,026   $386,835
     Maintenance revenue     234,582   176,874    640,066    512,774
     Professional services
      revenue                229,053   172,723    588,700    529,553
                            --------- --------- ---------- ----------
        Service revenue      463,635   349,597  1,228,766  1,042,327
     Development and other
      services                     -         -          -      7,530
                            --------- --------- ---------- ----------
          Total revenues     624,094   471,213  1,581,792  1,436,692

Costs and expenses:
     Cost of license fees     21,941    11,484     40,230     33,103
     Cost of services        230,189   159,369    560,356    495,058
     Cost of development
      and other services           -         -          -      6,755
     Sales and marketing
      expense                168,554   127,641    419,604    378,373
     Product development
      expense                127,711    83,002    296,062    252,882
     General and
      administrative
      expense                 61,879    27,209    135,918     84,851
     Restructuring,
      acquisition and other
      charges                 23,273         -     37,072     11,479
                            --------- --------- ---------- ----------
          Total costs and
           expenses          633,547   408,705  1,489,242  1,262,501
                            --------- --------- ---------- ----------

Operating income (loss)       (9,453)   62,508     92,550    174,191
Other income, net              7,556     5,607     19,234     21,324
                            --------- --------- ---------- ----------

Income (loss) before
 provision for income taxes   (1,897)   68,115    111,784    195,515
Provision for income taxes     4,243    23,500     42,911     70,336
                            --------- --------- ---------- ----------

Income (loss) before
 minority interest            (6,140)   44,615     68,873    125,179
Minority interest              1,205         -      1,205          -
                            --------- --------- ---------- ----------
Net income (loss)            $(7,345)  $44,615    $67,668   $125,179
                            ========= ========= ========== ==========

Basic income (loss) per
 share                        $(0.02)    $0.14      $0.21      $0.40
                            ========= ========= ========== ==========
Shares used in basic per
 share computation           357,289   312,214    329,511    310,231
                            ========= ========= ========== ==========

Diluted income (loss) per
 share                        $(0.02)    $0.14      $0.20      $0.39
                            ========= ========= ========== ==========
Shares used in diluted per
 share computation           357,289   315,367    333,673    321,060
                            ========= ========= ========== ==========



                           PEOPLESOFT, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                 (In thousands, except employee count)
                              (unaudited)

                                            SEPTEMBER 30, DECEMBER 31,
                                                 2003        2002
                                              ----------- -----------
Assets:
Current assets:
     Cash and cash equivalents                  $595,317    $319,344
     Short-term investments                      971,955   1,588,172
     Accounts receivable, net                    421,548     357,353
     Deferred tax assets                          26,164      40,559
     Prepaid expenses and other current
      assets                                      76,368      45,448
                                              ----------- -----------
        Total current assets                   2,091,352   2,350,876

Property and equipment, net                      454,636     222,800
Investments                                       81,323      21,946
Deferred tax assets                               53,335     172,255
Capitalized software, net                        249,515      44,101
Goodwill                                         991,015      54,294
Intangible assets and other                      469,493       5,359
                                              ----------- -----------
        Total assets                          $4,390,669  $2,871,631
                                              =========== ===========
Liabilities and Stockholders' Equity:
Current liabilities:
     Accounts payable and accrued liabilities   $315,276    $132,687
     Accrued compensation and related
      expenses                                   193,507     172,566
     Income taxes payable                        102,154      71,163
     Short-term deferred revenues                531,123     422,657
                                              ----------- -----------
        Total current liabilities              1,142,060     799,073

Long-term deferred revenues                      117,459      95,460
Other liabilities                                 36,552      21,486
                                              ----------- -----------
        Total liabilities                      1,296,071     916,019

Stockholders' equity:
     Common stock                                  3,745       3,150
     Additional paid-in capital                2,428,669   1,382,442
     Retained earnings                           667,471     599,803
     Treasury stock                              (36,620)    (35,563)
     Accumulated other comprehensive income       31,333       5,780
                                              ----------- -----------
        Total stockholders' equity             3,094,598   1,955,612
                                              ----------- -----------
        Total liabilities and stockholders'
         equity                               $4,390,669  $2,871,631
                                              =========== ===========

Worldwide employee count                          12,740       8,293

Certain prior period amounts have been reclassified to conform to the current period presentation.





                           PEOPLESOFT, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (unaudited)



                                               NINE MONTHS ENDED
                                                  SEPTEMBER 30,
                                             -----------------------
                                                 2003        2002
                                             ----------- -----------

 Operating activities:
 Net income                                     $67,668    $125,179
 Adjustments to reconcile net income to net
  cash provided by operating activities:
     Depreciation and amortization              113,827      71,966
     Provision for doubtful accounts              7,151       5,914
     Tax benefits from employee stock
      transactions                                6,235      23,263
     Benefit for deferred income taxes          (12,101)     (4,085)
     Gain on sales of investments and
      disposition of property and
      equipment, net                             (3,535)     (3,251)
     Non-cash stock compensation                  7,359       5,831
     Restructuring, acquisition and other
      charges                                    17,519      11,479
     Changes in operating assets and liabilities,
      net of effects of acquisitions:
        Accounts receivable                     106,963      53,219
        Accounts payable and accrued
         liabilities                            (18,433)    (33,461)
        Accrued compensation and related
         expenses                               (28,074)    (31,675)
        Income taxes, net                        (8,831)     27,401
        Deferred revenues                        41,607     (24,080)
        Other                                    14,576      10,454
                                             ----------- -----------
     Net cash provided by operating
      activities                                311,931     238,154

 Investing activities:
 Purchase of investments                     (8,540,083) (7,022,567)
 Proceeds from sales and maturities of
  investments                                 9,159,986   6,810,089
 Purchases of property and equipment           (231,365)    (72,206)
 Acquisitions, net of cash acquired            (519,934)   (120,894)
                                             ----------- -----------
     Net cash used in investing activities     (131,396)   (405,578)

 Financing activities:
 Retirement of convertible debt                       -     (57,000)
 Repurchase of restricted stock                  (1,057)          -
 Proceeds from employee stock transactions       78,439      96,600
                                             ----------- -----------
     Net cash provided by financing
      activities                                 77,382      39,600
 Effect of foreign exchange rate changes on
  cash and cash equivalents                      18,056       5,775
                                             ----------- -----------
 Net increase (decrease) in cash and cash
  equivalents                                   275,973    (122,049)
 Cash and cash equivalents at beginning of
  period                                        319,344     433,700
                                             ----------- -----------
 Cash and cash equivalents at end of period    $595,317    $311,651
                                             =========== ===========


    CONTACT: PeopleSoft, Inc.
             Lori Varlas, 877-528-7413 (Investor Relations) lori_varlas@peoplesoft.com
             Steve Swasey, 925-694-5230 (Public Relations) steve_swasey@peoplesoft.com